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                                                                   Exhibit 10.25

                          REGISTRATION RIGHTS AGREEMENT

      This Registration Rights Agreement (the "Agreement") is made and entered into as of January 1, 1996, by and among New York Restaurant Group, L.L.C., a New York limited liability company (the "Company') and certain holders of the Company's Common Shares on whose behalf signature pages hereof have been executed (the "Other Holders"), Thomas H. Lee Equity Partners Limited Partnership, a Delaware limited partnership (THLE), THL-CCI Limited Partners, a Massachusetts limited partnership ("THL-CCI", together with THLE, the "Lee Holders"), and the management employees of the Company and certain affiliates of Alan N. Stillman listed on Schedule A attached hereto (the "Management Holders"). THLE and THL-CCI are collectively referred to as "Lee Group."

      This Agreement is made pursuant to the Note Purchase Agreement dated as of September 29, 1995, by and among the Company and the Lee Holders of even date herewith (the "Purchase Agreement"). In order to induce the Lee Holders to enter into the Purchase Agreement, the Company has agreed to provide the registration rights set forth in this Agreement. The execution of this Agreement is a condition to the Closing under and as defined in the Purchase Agreement.

      The parties hereby agree as follows:

      1. Definitions

            "Best efforts" with respect to the Company shall mean the reasonable good faith efforts of the Company.

            "Business Day" means any day except a Saturday, a Sunday or other day on which commercial banks in New York, New York are required or authorized by law to be closed.

            "Commission" means the Securities and Exchange Commission and any successor agency of the United States federal government administering the Securities Act or the Exchange Act.

            "Common Shares" means the membership interests in the Company.

            "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, and the rules, regulations and interpretations thereunder.

            "Holder" means any Person owning Registrable Shares.

            "Notes" means the convertible debt issued by the Company pursuant to the Purchase Agreement.
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            "Person" means a corporation, an association, a partnership, a trust, an organization, a business, an individual, or a government or political agency or other entity.

            A "Public Offering" shall mean the completion of a sale of Common Shares pursuant to a registration statement which has become effective under the Securities Act, excluding registration statements on Form S-4, S-8 or similar limited purpose forms.

            "Registrable Securities" means (i) the Common Shares, held by the Management Holders on the date hereof, any Common Shares acquired by the Lee Holders upon conversion of the Notes issued pursuant to the Purchase Agreement (or through conversion of any shares of Preferred Shares of the Company issued in exchange for such Notes), Common Shares held by the Other Holders, and any other Common Shares of the Company acquired by any of the foregoing from time to time and (ii) any capital stock or other securities of the Company into which the securities referred to in (i) above shall have been changed or any capital stock or other securities of the Company issued in exchange for, or in a distribution with respect to, the securities referred to in (i) above. Securities will cease to be Registrable Securities when (a) they have been registered under the Securities Act, the registration statement in connection therewith has been declared effective, and they have been disposed of pursuant to such effective registration statement, (b) they are distributed to the public pursuant to Rule 144 (or any similar provision then in force) under the Securities Act or (c) they have been otherwise transferred and new certificates or other evidences of ownership for them (not bearing a legend to the effect that such securities have not been registered under the Securities Act and may not be sold or transferred in the absence of registration or an exemption therefrom under the Securities Act, and not subject to any stop transfer order or other restriction or transfer) have been delivered by or on behalf of the Company.

            "Securities Act" means the Securities Act of 1933, as amended from time to time, and the rules, regulations and interpretations thereunder.

            Terms used as defined terms but not defined herein are as defined in the Purchase Agreement.

      2. Condition Precedent

            The rights granted to Holders pursuant to Sections 3, 4 and 5 of this Agreement will become effective upon the Company changing its status from a Delaware limited liability company to a business corporation.

      3. Lee Demand Registration

            (a) Request for Registration. Subject to Section 6, at any time after the earlier of (i) a Public Offering or (ii) the fifth anniversary hereof, one or more Lee Holders may make a written request to the Company for registration with the Commission under and in


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accordance with the provisions of the Securities Act of all or part of their
Registrable Securities (a "Lee Demand Registration"); provided, however, that the Company need only effect two Lee Demand Registrations. Such request shall specify the aggregate number of the Registrable Securities proposed to be sold and shall also specify the intended method of disposition thereof. Within ten
(10) days after receipt of such request, the Company shall give written notice (the "Notice") of such registration request to all other Lee Holders, the Management Holders and the Other Holders stating that the Company will include in such registration all Registrable Securities held by the Lee Holders, the Management Holders and the Other Holders as to which the Company has received written requests for inclusion therein within twenty (20) Business Days after the giving of the Notice. Each Notice shall also specify the number of Registrable Securities requested to be registered and the intended method of disposition thereof. Within five (5) Business Days after the expiration of such twenty (20) business Days, the Company will notify all the Lee Holders, the Management Holders and the Other Holders to be included in such registration of the other Lee Holders; the Management Holders and the Other Holders and the number of Registrable Securities requested to be included therein.

            (b) Participation by Other Parties. No Person shall be permitted to offer any securities under any Lee Demand Registration unless such Person is (i) the Company, a Lee Holder, a Management Holder or an Other Holder or is entitled to exercise "piggyback" registration rights pursuant to contractual commitments with the Company and (ii) the Holders participating in such Lee Demand Registration and their underwriters, if any, in their sole discretion, determine that such Lee Demand Registration can accommodate such additional participation.

            (c) Effective Registration and Expenses. A registration will not count as a Lee Demand Registration until it has become effective. No Lee Demand Registration may be requested at a time when a registration is effective with respect to the securities proposed to be included in such Lee Demand Registration. Subject to Section 9, the Company shall pay all Registration Expenses (as defined in Section 9 below) in connection with a registration made pursuant to this Section 3, whether or not such registration becomes effective or Registrable Securities are sold thereunder.

            (d) Priority on Lee Demand Registrations. In the case of an underwritten offering effected in connection with a Lee Demand Registration, if the managing underwriter or underwriters of such offering delivers a written opinion to the Holders seeking to register Registrable Securities in such offering, that in its or their opinion, the number of Registrable Securities requested to be included in such offering exceeds the number which can be sold in such offering by virtue of the fact that such excess is reasonably likely materially and adversely to affect the success or offering price of such offering, the Company shall include in such registration only such Registrable Securities as equal the total number which, in the opinion of such holders or such managing underwriter or underwriters, as the case may be, can be sold without any such material adverse effect, as follows: first, pro rata among the Lee


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Holders on the basis of the amount of Registrable Securities requested to be included in such registration, second, the Company, third, pro rata among the Management Holders and the Other Holders on the basis of the amount of Registrable Securities requested to be included in such registration, and fourth, those securities which have been requested to be included in such registration by any other Persons.

            (e) Selection of Underwriters. If any Lee Demand Registration is an underwritten offering, the Lee Holders will select and obtain the investment banker or bankers and managing underwriter or underwriters of nationally recognized standing that will administer the offering, such investment banker or bankers and managing underwriter or underwriters to be reasonably satisfactory to the Company.

      4. Management Group Demand Registration

            Subject to Section 6, one or more Management Holders may make a written request to the Company for registration with the Commission under and in accordance with the provisions of the Securities Act of all or part of their Registrable Securities having an estimated fair market value of $20,000,000 in the aggregate (a "Management Demand Registration"); provided, however, that the Company need only effect two Management Demand Registrations. Such request shall specify the aggregate number of the Registrable Securities proposed to be sold and shall also specify the intended method of disposition thereof. Within ten
(10) days after receipt of such request, the Company shall give Notice of such registration request to all other Management Holders, Lee Holders, and the Other Holders, stating that the Company will include in such registration all Registrable Securities held by the Management Holders, the Lee Holders, and the Other Holders as to which the Company has received written requests for inclusion therein within twenty (20) Business Days after the giving of the Notice. Each Notice shall also specify the number of Registrable Securities requested to be registered and the intended method of disposition thereof. Within five (5) Business Days after the expiration of such twenty (20) Business Days, the Company will notify all the Management Holders, the Lee Holders, and the Other Holders to be included in such registration of the other Management Holders, Lee Holders, and the Other Holders and the number of Registrable Securities requested to be included therein.

            (b) Participation by Other Parties. No Person shall be permitted to offer any securities under any Management Demand Registration unless such Person is the Company, a Management Holder, an Other Holder, or a Lee Holder, or is entitled to exercise "piggyback" registration rights pursuant to contractual commitments with the Company and the Holders participating in such Management Demand Registration and their underwriters, if any, in their sole discretion that such Management Demand Registration can accommodate such additional participation.

            (c) Effective Registration and Expenses. A registration will not count as a Management Demand Registration until it has become effective. No Management Demand


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Registration may be requested at a time when a registration is effective with respect to the securities proposed to be included in such Management Demand Registration. Subject to Section 9, the Company shall pay all Registration Expenses (as defined in Section 9 below) in connection with a registration made pursuant to this Section 4, whether or not such registration becomes effective or Registrable Securities are sold thereunder.

            (d) Priority on Management Demand Registrations. In the case of an underwritten offering effected in connection with a Management Demand Registration, the managing underwriter or underwriters of such offering deliver a written opinion to the holders of Registrable Securities, that in its or their opinion the number of Registrable Securities requested to be included in such offering exceeds the number which can be sold in such offering by virtue of the fact that such excess is reasonably likely materially and adversely to affect the success or offering price of such offering, the Company shall include in such registration only such the Registrable Securities as equal the total number which, in the opinion of such holders or such managing underwriter or underwriters, as they case may be, can be sold without any such material adverse effect, as follows: first, pro rata among the Management Holders on the basis of the amount of Registrable Securities requested to be included in such registration, second, the Company, third, pro rata among the Lee Holders and the Other Holders on the basis of the amount of Registrable Securities requested to be included in such registration, and fourth, those securities which have been requested to be included in such registration by any other Persons.

         (e) Selection of Underwriters. If any Management Demand Registration is an underwritten offering, the Management Holders will select and obtain the investment bankers or bankers and managing underwriters or underwriters of nationally recognized standing that will administer the offering, such investment banker or banker or bankers and managing underwriter or underwriters to be reasonably satisfactory to the Company.

      5. Piggyback Registration

            (a) Right to Piggyback. If at any time the Company proposes to file a registration statement under the Securities Act for any Common Shares or any options, warrants, units, convertibles, rights or other securities related or linked to any Common Shares (except with respect to registration statements on Form S-4 or S-8, or any other form not available for registering the Registrable Securities for sale to the public), with respect to an offering for its own account or for the account of another Person (other than the holders of Registrable Securities in their capacity as such) of any class of security (a "Proposed Registration"), then the Company shall in each case give written notice of such proposed filing to the Holders at least forty-five (45) days before the anticipated filing date, and shall, subject to Section 5(b), include in such registration statement such amount of Registrable Securities as each Holder may request within twenty (20) days of the receipt of such notice. The Company shall register such Registrable Securities on the same terms and subject to the same conditions applicable to the registration in the Proposed Registration of equity securities to be sold by the Company or the Person selling under such Proposed Registration. The Company shall use its


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best efforts to cause the managing underwriter or underwriters of a proposed underwritten offering to permit the Holders of Registrable Securities requesting to be included to the registration for such offering to include such securities in such offering on the same terms and conditions as the securities of the Company included therein.

            (b) Priority on Piggyback Registrations. If in connection with a Proposed Registration the managing underwriter or underwriters of such offering delivers a written opinion to the Holders of Securities that the number of Registrable Securities which they and any other Persons intend to include in such offering exceeds the number which can be sold in such offering or is reasonably likely materially and adversely to affect the success or offering price of such offering, then the amount of securities to be offered for the accounts of holders shall be reduced as follows: first, the Securities requested to be included in such registration by other Persons, pro rata in accordance with the number of such securities held by such Persons requested to be included in such registration; second, the Registrable Securities of the Holders who have made requests to be included in such registration, pro rata (in accordance with the number of Registrable Securities requested to be included in such registration; and third, the securities which the Company proposes to sell.

            (c) Selection of Underwriters. If any Proposed Registration pursuant to this Section 5 is an underwritten offering (other than an underwritten offering being conducted pursuant to the exercise of a Lee Demand Registration or a Management Demand Registration pursuant to Section 3 or 4 hereof), the Company will select a managing underwriter or underwriters to administer the offering, which managing underwriter or underwriters will be of nationally recognized standing.

      6. Restrictions on Public Sale by Holders of Registrable Securities

            (a) To the extent not inconsistent with applicable law, each Holder agrees not to effect any public sale or distribution of securities of the Company, including a sale pursuant to Rule 144 under the Securities Act, during the seven (7) days prior to, and during the one hundred eighty (180)-day period beginning on, the effective date of a registration statement filed by the Company or, in the case of an underwritten public distribution, the commencement thereof (except as part of such registration), if and to the extent requested
(i) by the Company or the Holders holding a majority of the Registrable Securities to be registered in such offering, in the case of a non-underwritten public offering or (ii) by the managing underwriter or underwriters, in the case of an underwritten public offering.

            (b) If the Company, in its good faith judgment, determines that any registration of Registrable Securities should not be made or continued because it would materially interfere with any material financing, acquisition or other transaction then under active negotiation by the Company (a "Valid Business Reason"), the Company may postpone filing a registration statement relating to a Lee Demand Registration, a Management Demand Registration or any other registration in which Holders have requested to have Registrable Securities included until


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such Valid Business Reason no longer exists, but in no event for more than 120 days, and in no event more than once in any 18 month period. The Company shall give written notice to the Holders who have Registrable Securities registered of its determination to postpone or withdraw a registration statement and of the fact that the Valid Business Reason for such postponement or withdrawal no longer exists, in each case, promptly after the occurrence thereof.

      7. Restriction on Public Sale by the Company

            The Company agrees (i) not to effect any public sale or distribution of its equity securities other than (A) a sale or distribution of such securities in connection with a merger or consolidation by the Company or any of its Subsidiaries or the acquisition by the Company or any of its Subsidiaries of the capital stock or substantially all of the assets of any other Person, or (B) in connection with an employee stock option or other benefit plan, during the seven days prior to, and during the 180-day period beginning on, (1) the effective date of any registration statement in which the Holders are participating pursuant to a Lee Demand Registration or a Management Demand Registration (except as part of such registration) (the "Holdback Period"), except (x) where holders of a majority of the Registrable Securities to be included in such registration statement by the Lee Holders, in the case of a Lee Demand Registration, or where holders of a majority of the Registrable Securities to be included in such registration statement by the Management Holders, in the case of a Management Demand Registration, consent or (y) where Holders are participating in such registration pursuant to Section 5 in such registration statement, or (2) the commencement of an underwritten public distribution of Registrable Securities where the managing underwriter so reasonably requests; and (ii) that any agreement entered into after the date of this Agreement pursuant to which the Company issues or agrees to issue any privately placed securities shall contain a provision under which holders of such securities agree not to effect any public sale or distribution of any such securities during such Holdback Period, including a sale pursuant to Rule 144 under the Securities Act (except as part of such registration, if permitted); provided, however, that the provisions of this Section 7 shall not prevent the conversion or exchange of any securities pursuant to their terms into or for other securities.

      8. Registration Procedures

            Subject to Section 6, whenever the Holders request that any such securities be registered pursuant to Sections 3, 4 or 5 of this Agreement and the Company shall use its best efforts to effect the registration and in connection with any such request the Company shall, as expeditiously as possible:

            (a) in connection with a request pursuant to Section 3 or 4, prepare and file with the Commission within 60 days, and use its best efforts to prepare and so file within 45 days after receipt of a request to file a registration statement, on any form for which the Company then qualifies or which counsel for the Company shall deem appropriate and which form shall


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be available for the sale of the Registrable Securities in accordance with the intended method of distribution thereof, and in connection with any registration statement filed for Registrable Securities hereunder, use its best efforts to cause such registration statement to become effective; provided that if such registration statement does not become effective, then any Lee Demand Registration or Management Demand Registration prompting such undertaking by the Company shall be deemed to be rescinded and retracted and shall not be counted as, or deemed or considered to be or to have been, a Lee Demand Registration or Management Demand Registration, as the case may be, for any purpose. In connection with the preparation and filing of each registration statement registering Registrable Securities under this Agreement, the Company will give the Holders on whose behalf such Registrable Securities are to be so registered and their underwriter, if any, and their respective counsel and accountants, the opportunity to participate in the preparation of such registration statement, each prospectus included therein or filed with the Commission, and each amendment thereof or supplement thereto, and, upon reasonable advance notice and at reasonable times, will give each of them such access to its books and records (except for such records which the Company determine in good faith to be confidential and such opportunities to discuss the business of the Company with its officers, its counsel and the independent public accountants who have certified its financial statements, as shall be reasonably necessary, in the opinion of such holders or such underwriters or their respective counsel, in order to conduct a reasonable and diligent investigation within the meaning of the Securities Act. The Company shall make such changes to each registration statement, prospectus, amendment, supplement or any other document to be filed with respect to a registration under this Agreement as the Holders registering Registrable Securities in such registration and their counsel shall reasonably request;

            (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of not less than 120 days or such shorter period which will terminate when all Registrable Securities covered by such registration statement have been sold, and comply with the provisions of the Securities Act applicable to it with respect to the disposition of all securities covered by such registration statement during the applicable period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement or supplement to the prospectus. The Company shall not be deemed to have used its best efforts to keep a registration statement effective during the applicable period if it intentionally takes any action that would result in Holders selling the Registrable Securities covered thereby not being able to sell such Registrable Securities during that period unless such action is required under applicable law;

            (c) furnish to each Holder included in such registration statement and the managing underwriter or underwriters, if any, without charge, at least one signed copy of the registration statement and any post-effective amendment thereto and such number of conformed copies thereof and such number of copies of the prospectus (including any preliminary prospectus) and any amendments or supplements thereto, and any documents


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incorporated by reference therein, as such Holder or managing underwriter may reasonably request in order to facilitate the disposition of the Registrable Securities being sold by such holder (it being understood that the Company Consents to the use in accordance with applicable law and the Agreement of the prospectus and any amendment or supplement thereto by each Holder covered by the registration statement and the managing underwriter or underwriters (or any other underwriter or dealer who is required to deliver the prospectus), if any, in connection with the offering and sale of the Registrable Securities covered by the prospectus or any amendment or supplement thereto);

            (d) notify any Holder on whose behalf Registrable Securities are being registered under this Agreement of any stop order issued or threatened by the Commission and take all reasonable actions required to prevent the entry of such stop order or to remove it if entered and make every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of the registration statement at the earliest possible moment;

            (e) enter into a written agreement with the managing underwriter or underwriters selected in the manner herein provided in such form and containing such representations and warranties by the Company and such other terms and provisions as are customarily contained in underwriting agreements with respect to secondary distributions, including, without limitation, provisions relating to indemnification and contribution. The Holders on whose behalf Registrable Securities are to be distributed by such underwriters shall be parties to any such underwriting agreement, and the Company shall make to and for the benefit of the Holders the representations and warranties and the other agreements made by the Company to and for the benefit of such underwriters that are of the type customarily, provided to institutional investors in secondary offerings;

            (f) if requested by the managing underwriter or underwriters or any Holder covered by the registration statement, promptly incorporate in a prospectus supplement or post-effective amendment such information as the managing underwriter or underwriters or such holder requests to be included therein, including, without limitation, with respect to the number of Registrable Securities being sold by such Holder to such underwriter or underwriters, the purchase price being paid therefor by such underwriter or underwriters and with respect to any other terms of the underwritten offering of the Registrable Securities to be sold in such offering; and make all required filings of such prospectus supplement or post-effective amendment as soon as possible after being notified of the matters to be incorporated in such prospectus supplement or post-effective amendment;

            (g) on or prior to the date on which the registration statement is declared effective, use its best efforts to register or qualify, and cooperate with the Holders included in such registration statement, the underwriter or underwriters, if any, and their counsel in connection with the registration or qualification of, the Registrable Securities covered by the registration statement for offer and sale under the securities or blue sky laws of each state and other jurisdiction of the United Stares as any such Holder or underwriter requests in writing,


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to use its best efforts to keep each such registration or qualification effective, including through new filings, or amendments or renewals, during the period such registration statement is required to be kept effective and to do any and all acts or things necessary or advisable to enable the disposition in all such jurisdictions of the Registrable Securities covered by the applicable registration statement, provided, however, that the Company will not be required
(i) to qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subsection (g), (ii) to subject itself to taxation in any such jurisdiction or (iii) to consent to general service of process in any such jurisdiction;

            (h) use its best efforts to cause the Registrable Securities included in such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers or the underwriter or underwriters, if any, thereof to consummate the disposition of such Registrable Securities;

            (i) cooperate with the Holders selling Registerable Securities covered by the registration statement and the managing underwriter or underwriters, if any, to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legends) representing securities to be sold under the registration statement, and enable such securities to be in such denominations and registered in such names as the managing underwriter or underwriters, if any, or such Holders may reasonably request;

            (j) immediately notify each Holder on whose behalf Registrable Securities have been registered pursuant to this Agreement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement (as then in effect) contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading and, as promptly as practicable thereafter, prepare and file with the Commission and furnish a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

            (k) use its best efforts to cause all such Registrable Securities included in such registration statement to be listed by the date of the first sale of Registrable Securities pursuant to such registration statement on each securities exchange on which securities issued by the Company are then listed or proposed to be listed, if any;

            (l) make available for inspection, during normal business hours, by any Holder on whose behalf Registrable Securities are being registered under this Agreement, any underwriter participating in any disposition pursuant to such registration statement, and any attorney, accountant, or other agent retained by any such Holder or underwriter (collectively, the "Inspectors"), all financial and other records, pertinent corporate documents, and


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

properties of the Company and its Subsidiaries (collectively, the "Records") as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company's officers, directors, and employees to supply all information reasonably requested by any such Inspector in connection with such registration statement. Records which the Company determines, in good faith, to be confidential shall not be disclosed by the Inspectors unless the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction or is otherwise required by law or regulation. The Holder on whose behalf Registrable Securities are being registered under this Agreement agrees that they will, upon learning that disclosure of such Records is sought in a court of competent jurisdiction, give notice, to the extent practicable, to the Company and allow the Company, at the Company's expense, to undertake appropriate action to prevent disclosure of the Records deemed confidential;

            (m) furnish, at the request of any Holder selling Registerable Securities in such offering, on any date that any Registrable Security is delivered to the underwriters for sale pursuant to such registration: (i) an opinion dated such date from counsel representing the Company for the purposes of such registration, addressed to the underwriters and to such Holder, stating that such registration statement has become effective under the Securities Act and that covers such other matters with respect to the registration as are customarily covered in opinions of issuers' counsel delivered to underwriters in connection with underwritten public offerings of securities (including with respect to such registration statement and the prospectus included therein), and
(ii) a letter dated such date from the independent public accountants retained by the Company, addressed to such seller, stating that they are independent public accountants within the meaning of the Securities Act and that, in the opinion of such accountants, the financial statements of the Company included in the registration statement or the prospectus, or any amendment thereof or supplement thereto, comply as to form in all material respects with the applicable accounting requirements of the Securities Act, and such letter shall additionally cover such other financial matters (including information with respect to events subsequent to the date of such financial statements) with respect to the registration (including with respect to such registration statement and the prospectus included therein) in respect of which such letter is being given as are customarily covered in accountant's letters delivered to underwriters in connection with underwritten public offerings of securities;

            (n) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, to make available to the Holders on whose behalf Registrable Securities have been registered an earnings statement covering a period of twelve months, beginning within three months after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or other comparable provisions), and to take all such other actions as the Holders holding a majority of the Registrable Securities being sold by Lee Holders, in the case of a Lee Demand Registration, or the holders of a majority of the Registrable Securities being sold by Management Holders, in the case of a Management Demand Registration, or the


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

underwriters retained by such holders, if any, may reasonably request an order to expedite or facilitate the disposition of such Registrable Securities;

            (o) keep all Holders on whose behalf Registrable Securities have been registered advised as to the initiating of proceedings for such registration and qualification and as to the completion hereof, and will advise any such Holder, upon request, of the progress of such proceedings; and

            (p) in connection with any registration of Registrable Securities under this Agreement, the Company will provide a transfer agent and registrar for the Registrable Securities not later than the effective date of such registration statement.

            Each holder for which registration is being effected pursuant hereto shall use its best efforts to cooperate with the Company, and the Company may require each seller of Registrable Securities as to which any registration is being effected to furnish to the Company such information regarding the distribution of such securities as the Company may from time to time reasonably request in writing. Each Holder agrees by acquisition of such Registrable Securities that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 8(j) hereof, such Holder will forthwith discontinue disposition of Registrable Securities pursuant to the registration statement covering such Registrable Securities until such Holder's receipt of the copies of the supplemented or amended prospectus contemplated by
Section 8(j) hereof, and, if so directed by the Company, such Holder will deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in such Holder's possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice. In the event the Company shall give any such notice, the period mentioned in Section 8(b) hereof shall be extended by the number of days during the period from and including the date of the giving of such notice pursuant to
Section 8(j) hereof to and including the date when each seller of Registrable Securities covered by such registration statement shall have received the copies of the supplemented or amended prospectus contemplated by Section 8(j) hereof.

      9. Registration Expenses

            All costs and expenses incident to the Company's performance of or compliance with this Agreement, including without limitation all registration, qualification and filing fees, transfer taxes, fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of counsel in connection with blue sky qualifications of the Registrable Securities), rating agency fees, printing expenses, messenger and delivery expenses, fees of transfer agents and registrars, internal expenses of the Company (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the fees and expenses incurred in connection with the listing of the securities to be registered in accordance with Section 8(k), fees of the National Association of Securities Dealers, Inc., costs of insurance, including securities acts liability insurance (if the

Company elects to obtain such insurance), the fees and disbursements of counsel for the Company and all independent certified public accountants (including the expenses of any annual audit, special audit, or "cold comfort" letters required by or incident to such performance), the fees and expenses of any special experts retained by the Company in connection with such registration and fees and expenses of other Persons retained by the Company, the reasonable and customary fees and expenses of any underwriter (but not including any underwriting discounts or commissions attributable to the sale of Registrable Securities by the holders of such Registrable Securities) (all such expenses being herein called Registration Expenses"), will be borne by the Company. All other expenses shall be the sole responsibility of the Holders.

      10. Indemnification

            (a) Indemnification by Company. The Company agrees to indemnify and to save and hold harmless each Holder and any underwriter for such Holder, the officers, directors and partners, and each person who controls such Holder or any such underwriter (within the meaning of the Securities Act or the Exchange
Act) from and against any and all losses, claims, damages, liabilities, and expenses (including reasonable attorneys fees and expenses and reasonable costs of investigation) to which the Holder or underwriter or any such other person may be subject, under the Securities Act or otherwise, arising out of or based on any untrue or alleged untrue statement of a material fact contained in any registration statement or prospectus relating to the Registrable Securities or in any amendment or supplement thereto or in any preliminary prospectus or any other document incident to the registration of Registrable Securities under the Securities Act or the qualification of the Registrable Securities under any state securities laws, or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or arising out of or based upon any violation or alleged violation by the Company of the Securities Act, the Exchange Act or any other federal or state securities laws, rules or regulations applicable to the Company and relating to action or inaction by the Company in connection with any such registration or qualification, except insofar as the same arise out of reliance upon any untrue statement or omission furnished in writing to the Company by such Holder (or, if it is an underwritten offering, an underwriter selected by such Holders), expressly for use therein; provided that the Company shall not be required to indemnify any Holder for damages caused by such Holder's continuing to use a prospectus with respect to which such Holder has received a notice pursuant to Section 8(j) hereof and has not received a notice of the amendment or supplementation of such prospectus, as contemplated in Section 8(j). In connection with an underwritten offering, the Company will, pursuant to a separate agreement, agree to indemnify the underwriters thereof, their officers, directors and partners and partners of partners, and each person who controls (within the meaning of the Securities
Act) such underwriters (collectively, "Securities Professionals") to the same extent as provided above.

            (b) Indemnification by Holder of Registrable Securities. In connection with any registration statement in which a Holder is participating, each such Holder will furnish to the Company in writing such information and affidavits with respect to such Holder as the Company reasonably requests for use in connection with any such registration statement or prospectus and agrees to indemnify, to the extent permitted by law, each of the Company's directors and officers, and each Person who controls the Company (within the meaning of the Securities Act) and, if it is an underwritten offering, the underwriters, against any losses, claims, damages, liabilities, and expenses arising out of or based on any untrue statement of a material fact or any omission of a material fact required to be stated in the registration statement or prospectus or any amendment thereof or supplement thereto or necessary to make the statements therein not misleading, to the extent, but only to the extent, that such untrue statement or omission is made in reliance upon and in conformity with information with respect to such Holder furnished in writing to the Company by such Holder specifically for use in such registration statement or prospectus or amendment thereof or supplement thereto; provided, however, that the liability of any such Holder under this Section 10 (including, without limitation, Section 10(d) below) shall be limited to the proportion of any such losses, claims, damages, liabilities and expenses which is equal to the proportion that the public offering price of securities sold by such Holder under such registration statement bears to the total public offering price of all securities sold thereunder, and shall in no event exceed the net proceeds of the sale of Registrable Securities being sold pursuant to said registration statement or prospectus by such Holder; and provided further that no such Holder shall be required to indemnify the Company for damages caused by any Person other than such holder, including the Company, continuing to use a prospectus (prior to its amendment or supplementation) more than three days after the Company has received a notice by such Holder of any such untrue statement or omission contained in such prospectus.

            (c) Conduct of Indemnification Proceeding. If any action, suit, investigation or proceeding (including any governmental investigation) is brought or asserted against any selling Holder (or its officers, directors, partners, partners of partners or agents) or any person controlling any such Holder in respect of which indemnity may be sought from the Company, the Company shall assume the defense thereof, including the employment of counsel reasonably satisfactory to such Holder, to represent such Holder and its officers, directors, partners, partners of partners, agents and controlling persons in connection with investigating, defending or preparing to defend any such action, suit, investigation or proceeding, and shall pay all reasonable expenses in connection therewith. Such Holder or such other person shall have the right to employ separate counsel in any such action and either direct its own defense or participate in the Company's defense thereof, but the fees and expenses of such counsel shall be at the expense of such Holder or such other person, unless (i) the Company has agreed to pay such fees and expenses or (ii) the named parties to any such actions, suit, investigation or proceeding (including any impleaded parties) include both such Holder or such other person, and such Holder or such other person shall have reasonably concluded that there may be one or more legal defenses available to such Holder or such other person which are different from or additional to those available to the Company or (iii) the Company shall not have provided its counsel to take charge of such defense, then in any of such events referred to in clauses (i), (ii) or (iii), if such Holder or such other person notifies the Company in writing that it elects to employ separate counsel at the expense of the Company, the Company shall not have the right to assume the defense of such action or proceeding on behalf of such Holder or such other person, it being understood, however, that the Company shall not, in connection with any one such action, suit, investigation or proceeding or separate but substantially similar or relaxed actions, suits, investigations or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (together with appropriate local counsel) at any time for the Holders and such other persons, which firm shall be designated in writing by a majority of such Holders. The Company shall not be liable for any settlement of any such action suit, investigation or proceeding effected without the Company's written consent (but such consent shall not be unreasonably withheld), but if any action, suit, investigation or proceeding is settled with the Company's consent, or if there be a final judgment for the plaintiff in any such action, suit, investigation or proceeding, the Company agrees to indemnify and hold harmless such Holder and such other person from and against any loss or liability (to the extent stated above) by reason of such settlement or judgment. The Company will not consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such action, claim or litigation.

            (d) Contribution. If the indemnification provided for in this
Section 10 is unavailable to an indemnified party under this Section 10 in respect of any losses, claims, damages, liabilities, expenses or judgments referred to herein, then each such indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities, expenses and judgments (i) as between the Company and such Holders on the one hand and the Securities Professionals on the other, in such proportion as is appropriate to reflect the relative benefits received by the Company and such Holders on the one hand and the Securities Professionals on the other from the offering of the Registrable Securities, or if such allocation is not permitted by applicable law, in such proportion as is appropriate to reflect not only such relative benefits, but also the relative fault of the Company and such Holders on the one hand and of the Securities Professionals on the other in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities, expenses or judgments as well as any other relevant equitable considerations and (ii) as between the Company on the one hand and each such Holder on the other, in such proportion as is appropriate to reflect the relative fault of the Company and of each such Holder in connection with such statements or omissions, as well as any other relevant equitable considerations. The relative benefits received by the Company and such Holders on the one hand and the Securities Professionals on the other shall be deemed to be in the same proportion as the total proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by the Company and such Holders bear to the total underwriting discounts and commissions received by the Securities Professionals, in each case as set forth on the table on the cover page of the prospectus. The relative fault of the Company, of each such Holder and of the Securities Professionals shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such party, and the party's relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and such Holders agree that it would not be just and equitable if contribution pursuant to this Section 10(d) were determined by pro rata allocation (even if such Holders were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding sentences. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities, expenses or judgments referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this
Section 10(d), no Securities Professional shall be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities of such Holder were offered to the public exceeds the amount of any damages which such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

      11. Certain Limitations in Connection with Future Grants of Registration Rights

            (a) From and after the date of this Agreement, the Company shall not enter into any agreement with any holder or prospective holder of any securities of the Company providing for the granting to such holder of demand registration rights unless such agreement includes provisions to the effect that, notwithstanding Section 3 hereof, if any Holder requests inclusion of its Registrable Securities in such registration, each such Holder's Registrable Securities will be given priority over the securities sought to be registered by the holders of such demand registration rights (in proportion to their relative holdings of Registrable Securities) if marketing factors require a limitation on the number of securities to be included in such registration statement.

            (b) From and after the date of this Agreement, the Company shall not enter into any agreement with any holder or prospective holder of any securities providing for the granting to such holder of incidental or piggyback registration rights unless such agreement includes provisions to the effect that, in the case of a registered underwritten public offering of the Common Shares to which Section 3, 4 or 5 hereof applies, such agreement gives the following priority to the Holders if marketing factors require a limitation on the number of securities of the Company to be included in such offering;

                  (i) Holders shall have the right to include in each registration to which Section 3, 4 or 5 hereof applies all Registrable Securities they desire to include whether or not the Company or any other holder of the Company's securities has requested or is planning a registration of securities; and

                  (ii) Holders shall have the right to include in each registration to which Section 5 hereof applies all Registrable Securities they desire to include before inclusion of other securities of the Company.

      12. Miscellaneous

            (a) Rule 144. The Company covenants that, at all times after it has filed a registration statement pursuant to the requirements of the Securities Act relating to any class of securities of the Company, it will file any reports required to be filed by it under the Securities Act and the Exchange Act and that it will take such further action as any holder of Registrable Securities may reasonably request, all to the extent required from time to time to enable Holders to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 that has become effective under the Securities Act, as such Rule may be amended from time to time, or any similar rules or regulations hereafter adopted by the Commission. Upon the request of any Holder, the Company will deliver to such Holder a written statement as to whether it has complied with such requirements.

            (b) Representations and Warranties of the Company. The Company represents and warrants to each Purchaser as follows: the execution, delivery and performance of this Agreement by the Company have been duly authorized by all requisite limited liability company action and will not violate any provision of law, any order of any court or other agency of government, the Certificate of Formation or the Limited Liability Company Agreement of the Company, or any provision of any indenture, agreement or other instrument to which it or any of its properties or answers is bound, or conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any such indenture, agreement or other instrument, or result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the properties or assets of the Company. This Agreement has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable in accordance with its terms.

            (c) Specific Performance. The parties agree that irreparable damage will result in the event that this Agreement is not specifically enforced, and the parties agree that any damage available at law for a breach of this Agreement would not be an adequate remedy. Therefore, the provisions hereof and the obligations of the parties hereunder shall be enforceable in a court of equity, or other tribunal with jurisdiction, by a decree of specific performance, and appropriate injunctive relief may be applied for and granted in connection therewith. Such remedies and all other remedies provided for in this Agreement shall, however, be cumulative and not exclusive and shall be in addition to any other remedies which a party may have under this Agreement or otherwise.

            (d) Remedies. The rights and remedies of each Holder hereunder shall be independent of the rights and remedies of any other Holder except as otherwise expressly provided herein. Without limiting the foregoing, if the Company or any other person has any rights, claims or defenses against any Holder, such rights, claims or defenses shall not apply with respect to any other Holder, except as otherwise expressly provided herein. The taking of any action or the failure to take any action by any holder of this Agreement shall not, and shall not be deemed to, constitute the taking of any action or the failure to take any action by any other Holder, except as expressly set forth in this Agreement.

            (e) Amendments and Waivers. Except as otherwise provided herein, the provisions of this Agreement may not be amended, restated, modified, or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Company has obtained the written consent of the holders of a majority of the each of the Lee Holders then entitled to the benefits of this Agreement.

            (f) Notices. Any notice, request, instruction, or other document to be given hereunder by any party to another shall be in writing, shall be delivered personally or by overnight courier service or sent by certified mail, postage prepaid and return receipt requested, or by facsimile transmission (receipt confirmed) to the Company at 1114 First Avenue, 6th floor, New York, New York 10021, Attention: President (facsimile transmission number: (212) 355-0120), and to each Lee Holder at the address set forth on its signature page to the Purchase Agreement (or to such other address as any subsequent holder of Registrable Securities or any other party to whom notice is to be given may provide in a written notice to the other parties), and (except when delivered personally) shall be deemed received three days after such notice is sent. A copy of any notice sent to a Lee Holder shall also be delivered to Hutchins, Wheeler & Ditmar, A Professional Corporation, 101 Federal Street, Boston, MA 02110 (facsimile transmission number: (617) 951-1295), Attention: Jeffrey S. Wieand, and a copy of any notice sent to the Company shall also be delivered to Fried, Frank, Harris, Shriver & Jacobson, One New York Plaza, New York, New York, 10004 (facsimile transmission number: (212) 859-4000) Attention: Stephen Fraidin, P.C.

            (g) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties permitted by the next two sentences of this Section 10(g). The Company may not assign any of its obligations, duties or rights under this Agreement except with the written consent of a majority in interest of the Holders. In addition to any assignment by operation of law, each holder of Registrable Securities may assign, in whole or in part, any or all of its rights (and/or obligations) under this Agreement to any Person to whom Registrable Securities may be transferred pursuant to Section 6.2 of the Limited Liability Company Agreement of the Company or to whom

Convertible Notes of the Company may be transferred pursuant to Section 13.12 of the Purchase Agreement.

            (h) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

            (i) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

            (j) Severability. In the event that any one or more of the provisions contained herein, or any application of any provision contained herein, shall be held invalid, illegal, or unenforceable in any jurisdiction, the validity, legality, and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby and any such invalidity, illegality or unenforceability in any jurisdiction shall not invalidate or render such provision unenforceable in any other jurisdiction.

            (k) Entire Agreement; Supersession of Prior Agreements. This Agreement, together with the Purchase Agreement and the other agreements contemplated thereby, are intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Agreement, together with the Purchase Agreement and the other agreements contemplated therein, supersede all prior agreements and understandings among the parties with respect to such subject matter.

            (l) Attorneys' Fees. In any action or proceeding brought to enforce any provision of this Agreement or where any provision hereof is validly asserted as a defense, the successful party shall be entitled to recover reasonable attorneys' fees and expenses in addition to any other available remedy.

            (m) Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York, applicable to contracts made and to be performed wholly within that State without regard to principles of conflicts of law.

                  [The rest of this page intentionally left blank.]

      IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement under seal as of the date first written above.

NEW YORK RESTAURANT GROUP.            ON BEHALF OF, AND PURSUANT
 L.L.C.                               TO POWERS OF ATTORNEY
By: LA CITE, INC.., its Manager       DELEGATED BY, THE MANAGEMENT
                                      HOLDERS LISTED ON SCHEDULE A
                                      HERETO:

By: /s/ [ILLEGIBLE]                   By: /s/ [ILLEGIBLE]
    --------------------------            --------------------------
    Name:                                 Name:
    Title:


                                      ON BEHALF OF, AND PURSUANT TO
                                      POWERS OF ATTORNEY DELEGATED
                                      BY, THE OTHER HOLDERS

THOMAS H. LEE EQUITY
 PARTNERS, L.P.                       /s/ [ILLEGIBLE]
By: THE EQUITY ADVISORS LIMITED       ------------------------------
     PARTNERSHIP
By: THE EQUITY TRUST

By:
    --------------------------


THL-CCI LIMITED PARTNERSHIP
By: THL INVESTMENT MANAGEMENT GROUP

By:
    --------------------------

      IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement under seal as of the date first written above.

NEW YORK RESTAURANT GROUP.            ON BEHALF OF, AND PURSUANT
 L.L.C.                               TO POWERS OF ATTORNEY
By: LA CITE, INC.., its Manager       DELEGATED BY, THE MANAGEMENT
                                      HOLDERS LISTED ON SCHEDULE A
                                      HERETO:

By:                                   By:
    --------------------------            --------------------------
    Name:                                 Name:
    Title:


                                      ON BEHALF OF, AND PURSUANT TO
                                      POWERS OF ATTORNEY DELEGATED
                                      BY, THE OTHER HOLDERS

THOMAS H. LEE EQUITY
 PARTNERS, L.P.
By: THE EQUITY ADVISORS LIMITED       ------------------------------
     PARTNERSHIP
By: THE EQUITY TRUST

By: /s/ [ILLEGIBLE]
    --------------------------


THL-CCI LIMITED PARTNERSHIP
By: THL INVESTMENT MANAGEMENT GROUP

By: /s/ [ILLEGIBLE]
    --------------------------

                          Registration Rights Agreement

                                   Schedule A

Management Holder
-----------------

Thursday's Supper Pub, Inc.

White & Witkowsky, Inc.

The New York Restaurant Group, Inc.

La Cite, Inc.

Alan N. Stillman

Eugene Byrne

Mark Levine

James Dunn